EXHIBIT 10(p)


                                 FIRST AMENDMENT
                                       TO
                        OMNIBUS MANAGEMENT INCENTIVE PLAN
                               OF USG CORPORATION


         FIRST AMENDMENT dated as of November 11, 1997 (this "First Amendment"), to the Omnibus Management Incentive Plan of USG Corporation (the "Plan"), which Plan was adopted and approved by the Compensation and Organization Committee (the "Committee") of the Board of Directors of USG Corporation (the "Corporation") on February 11, 1997, and approved by the stockholders of the Corporation on May 14, 1997.


WHEREAS, the Committee has approved an amendment to the Plan to require stockholder approve of certain modifications of awards under the Plan;


NOW, THEREFORE, in consideration of the premises, the Plan is hereby amended as set forth below:

         Section 5(a)(iv) of the Plan is hereby amended by the addition of the following sentence at the end thereof:

                  "Notwithstanding anything in this Plan to the contrary, awards of Restricted Stock that are not performance-based shall have restriction periods of not less than three (3) years."

         The second paragraph of Section 9(b) of the Plan is hereby amended by the addition of the following sentence at the end thereof:

                  "In addition, unless the shareholders of the Corporation shall have first approved thereof, no amendment of the Plan or any award agreement thereunder shall be effective which would permit the re-pricing of outstanding stock options or the waiver of restrictions on outstanding restricted stock awards."

         3.       Except  as  expressly  amended  and  modified  by  this  First
                  Amendment, the Plan is hereby ratified and confirmed in all respects.


         IN WITNESS WHEREOF, the Corporation has caused this First Amendment to be executed by its officers thereunto duly authorized as of the 11th day of November 1997.



                        USG CORPORATION



                         By /s/ Harold E. Pendexter, Jr.
                         -------------------------------
                         Harold E. Pendexter, Jr.
                         Senior Vice President and
                         Chief Administrative Officer
Attest:

/s/ Dean H. Goossen
-------------------
Dean H. Goossen
Corporate Secretary